UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Boulevard

Building 7, Suite 250

Austin, TX 78730

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2022, Sonim Technologies, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). An aggregate of 6,729,598 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of May 18, 2022, were represented in person or by proxy at the Special Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2022 (including any supplements thereto) and first mailed to the Company’s stockholders on May 23, 2022 (the “Proxy Statement”). The final results of voting for each matter submitted to a vote of stockholders at the Special Meeting are as follows.

(i)

Proposal 1: to approve the transactions contemplated by the Subscription Agreement, by and between the Company and AJP Holding Company, LLC (the “Purchaser”), pursuant to which the Purchaser will purchase from the Company 20,833,333 shares of the Company’s common stock for $17,500,000. Proposal 1 was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
2,096,253	815,721	75,090	3,742,534

(ii)

Proposal 2: to approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including two (2) and fifteen (15) shares would be combined, converted and changed into one (1) share of common stock, with the final exchange ratio to be determined by the Board in its discretion. Proposal 2 was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
4,928,116	1,763,186	38,296	n/a

(iii)

Proposal 3: to approve an amendment to the Company’s Certificate of Incorporation, as amended, to include a restriction on certain transactions with the Purchaser or its affiliates. Proposal 3 was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
2,111,472	796,149	79,443	3,742,534

Because Proposal 1 was approved by the requisite vote, the adjournment proposal was not voted on.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: June 29, 2022	By: /s/ Robert Tirva
Name: Robert Tirva
Title: President, Chief Financial Officer and Chief Operating Officer